Debt	12 Months Ended
Jun. 30, 2022
Borrowings [abstract]
Debt	Debt
Exchangeable Senior Notes
2023 Exchangeable Senior Notes
In 2018, Atlassian US, Inc., a wholly owned subsidiary of the Company, issued $1 billion in aggregate principal amount of Notes due on May 1, 2023. The Notes were senior, unsecured obligations of the Group, and were scheduled to mature on May 1, 2023, unless earlier exchanged, redeemed or repurchased. The Notes bore interest at a rate of 0.625% per year payable semiannually in arrears on May 1 and November 1 of each year, beginning on November 1, 2018. The net proceeds from the offering of the Notes were approximately $990.0 million, after deducting issuance cost. The Notes were classified as Level 2 instruments, and the estimated fair value of the Notes was $1,151 million as of June 30, 2021.
In connection with the issuance of the Notes, the Company entered into privately negotiated capped call transactions with certain financial institutions. The aggregate cost of the capped calls was $87.7 million. The capped call transactions were scheduled to expire in May 2023 and were required to be settled in cash. The capped call transactions were expected to generally offset cash payments due, limited by a capped price per share. The initial cap price of the capped call transactions was $114.42 per share and was subject to certain adjustments under the terms of the capped call transactions. The fair value of capped call assets was $124.2 million as of June 30, 2021. As of June 30, 2022, the Notes and the related capped call transactions were fully settled and no longer outstanding.
The exchange feature of the Notes required bifurcation from the Notes and was accounted for as a derivative liability. The capped call transactions were accounted for as derivative assets. The Notes embedded exchange derivative and capped call assets were carried on the consolidated statements of financial position at their estimated fair values and were adjusted at the end of each reporting period, with unrealized gain or loss reflected in the consolidated statements of operations.
The current or non-current classification of the embedded exchange derivative liability and the capped calls asset corresponds with the classification of the Notes on the consolidated statements of financial position. The classification was evaluated at each balance sheet date. As of June 30, 2021, the closing price exchange condition has been met and the Notes, exchange derivative liability and the capped call assets were classified as current. Please refer to Note 5, “Financial Assets and Liabilities” for details on the valuation of exchange feature derivative liability and capped call assets.
During fiscal year 2021, we repurchased $643.2 million principal amount of the Notes in privately-negotiated transactions for aggregate consideration of $1.8 billion in cash. In addition, we settled $4.7 million principal amount of the Notes through early exchange requests for aggregate consideration of $12.8 million during fiscal year 2021. We unwound the corresponding portion of our capped calls for net proceeds of $203.1 million.
During fiscal year 2022, we fully settled $352.2 million principal amount of the Notes for aggregate consideration of $1.5 billion in cash and unwound the corresponding portion of our capped calls for net proceeds of $135.5 million.
The principal amount, unamortized debt discount, unamortized issuance costs and net carrying amount of the liability component of the Notes as of June 30, 2022 and 2021 were as follows:

	As of June 30,
	2022	2021
	(U.S. $ in thousands)
Principal amount	$—	$352,171
Unamortized debt discount	—	(3,224)
Unamortized issuance cost	—	(148)
Net liability	$—	$348,799
The effective interest rate, contractual interest expense and amortization of debt discount for the Notes for the fiscal year ended June 30, 2022 and 2021 were as follows:

	Fiscal Year Ended June 30,
	2022	2021
	(U.S. $ in thousands)
Effective interest rate	4.83%	4.83%
Contractual interest expense	$—	$4,859
Amortization of debt discount	$3,224	$102,673
Amortization of issuance cost	$148	$4,703
Credit Facility
In October 2020, Atlassian US, Inc. entered into a $1 billion Term Loan Facility and a $500 million Revolving Credit Facility. The Group will use the net proceeds of the Credit Facility for general corporate purposes, including repayment of the then existing indebtedness. The Credit Facility matures in October 2025 and bears interest, at the Group’s option, at a base rate plus a margin up to 0.50% or LIBOR rate plus a spread of 0.875% to 1.50%, in each case with such margin being determined by the Group’s consolidated leverage ratio. The Revolving Credit Facility may be borrowed, repaid, and re-borrowed until its maturity, and the Group has the option to request an increase of $250 million in certain circumstances. The Group may prepay the Credit Facility at its discretion without penalty. Commencing on October 31, 2023, we are obligated to repay the outstanding principal amount of the Credit Facility in installments on a quarterly basis in an amount equal to 1.25% of the Credit Facility borrowing amount until the maturity of the Credit Facility.
The Group is also obligated to pay a ticking fee and a commitment fee on the undrawn amounts of the Term Loan Facility and Revolving Credit Facility, respectively, at an annual rate ranging from 0.075% to 0.20%, determined by the Group’s consolidated leverage ratio. The Credit Facility requires compliance with various financial and non-financial covenants, including affirmative and negative covenants. The financial covenants include a maximum consolidated leverage ratio of 3.5x, which increases to 4.5x during the period of four fiscal quarters immediately following a material acquisition. As of June 30, 2022, the Group was in compliance with all related covenants.
During the fiscal year ended June 30, 2022, the Group drew $1.0 billion from the Term Loan Facility. The principal amount and unamortized issuance costs of the Term Loan as of June 30, 2022 were as follows:

As of June 30, 2022
(U.S. $ in thousands)
Principal amount	$1,000,000
Unamortized issuance cost	(581)
Net liability	$999,419
The total contractual interest expense, including the ticking fee and commitment fee, for the Credit Facility was $11.6 million for the fiscal year 2022.
Reconciliation of assets and liabilities arising from financing activities:

	Capped call assets	Exchangeable Notes, net	Embedded exchange feature of Notes	Term loan Facility
	(U.S. $ in thousands)
Balance as of June 30, 2020	$(310,608)	$889,183	$1,283,089	$—
Cash flows	203,093	(647,760)	(1,155,484)	—
Amortization of debt discount and issuance cost	—	107,376	—	—
Fair value changes	(16,638)	—	633,084	—
Accrual of interest	—	—	—	—
Balance as of June 30, 2021	$(124,153)	$348,799	$760,689	$—
Cash flows	135,497	(352,171)	(1,196,515)	1,000,000
Amortization of debt discount and issuance cost	—	3,372	—	160
Fair value changes	(11,344)	—	435,826	—
Other	—	—	—	(741)
Balance as of June 30, 2022	$—	$—	$—	$999,419